Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA and

Ameritas Life Insurance Corp. Separate Account LLVL

Supplement to:

Ameritas Low-Load® Variable Universal Life and

Ameritas Low-Load® Survivorship Variable Universal Life

Prospectuses Dated May 1, 2008

Ameritas No-Load Variable Annuity (4080)

Prospectus Dated May 1, 2010

Ameritas NLVA 6150

Prospectus Dated May 1, 2013

Ameritas No-Load VA 6150

Prospectuses Dated May 1, 2016

Supplement Dated June 26, 2025

The Board of Trustees for the Neuberger Berman Advisers Management Trust (“AMT”) approved a change in the name of Sustainable Equity Portfolio (the “Portfolio”) to Quality Equity Portfolio, which will be effective July 28, 2025. Accordingly, effective July 28, 2025, all references to the Portfolio in your prospectus and supporting materials, will be changed from Neuberger Berman AMT Sustainable Equity Portfolio to Neuberger Berman AMT Quality Equity Portfolio.

All other provisions remain as stated in your Policy and prospectus.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 930 06-25